Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Nations Variable Annuity Outlook Series II/IIR/III

Supplement dated August 3, 2022 to the following variable annuity prospectuses dated May 2, 2022 and the updating summary prospectuses dated May 2, 2022

This supplement to the variable annuity prospectus and updating summary prospectus outlines changes in fund fees related to certain investment options since the variable annuity prospectus dated May 2, 2022. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
Appendix A - Funds Available Under the Contract
All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
Columbia Variable Portfolio - Dividend Opportunity Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.71%*
Columbia Variable Portfolio - Large Cap Growth Fund - Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.71%
Columbia Variable Portfolio - Overseas Core Fund - Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.03%
CTIVP - Principal Blue Chip Growth Fund - Class 1 (formerly CTIVP - Loomis Sayles Growth Fund) Adviser: Columbia Management Investment Advisers, LLC	0.68%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.

This supplement should be retained for future reference.

HV-7899